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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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CLICK COMMERCE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CLICK COMMERCE, INC.
200 East Randolph Drive
52nd Floor
Chicago, Illinois 60601
(312) 482-9006

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 5, 2005

        Notice is hereby given that the 2005 Annual Meeting of Shareholders (the "Annual Meeting") of Click Commerce, Inc. (the "Company") will be held on May 5, 2005 at 200 East Randolph Drive, Mid-America Club, 80th floor, Chicago, Illinois 60601 at 11:30 a.m. Central Daylight Time, for the following purposes:

  1.
  To elect three Class II directors to three-year terms and to elect one Class III director for a one year term;

  2.
  To approve the 2005 Employee Stock Purchase Plan;

  3.
  To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The Board of Directors of the Company has fixed the close of business on March 24, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

By order of the Board of Directors

Justin C. Dearborn Secretary

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage pre-paid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2005

Information Concerning Solicitation and Voting

General

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Click Commerce, Inc., a Delaware corporation (the "Company"), for use at the 2005 Annual Meeting of Shareholders to be held on May 5, 2005 (the "Annual Meeting") at 11:30 a.m., Central Daylight Time, or any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 200 East Randolph Drive, Mid-America Club, 80th floor, Chicago, Illinois 60601. This proxy statement and accompanying proxy card were mailed on or about April 8, 2005 to all shareholders entitled to vote at the Annual Meeting.

        Unless otherwise indicated, all share figures contained herein have been adjusted to reflect a 1-for-5 reverse stock split effected on September 4, 2002 (the "Reverse Split").

Solicitation of Proxies

        The cost of solicitation of proxies in the form enclosed herewith will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. Brokers and other nominees who held Common Stock of the Company at the close of business on March 24, 2005 (the "Record Date") will be asked to contact the beneficial owners of the shares that they hold to send proxy materials to and obtain proxies from such beneficial owners.

Voting Rights and Outstanding Shares

        Only holders of record of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to vote 11,378,245 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all of the votes entitled to be cast at the Annual Meeting, including shares represented by proxies that reflect abstentions, shall constitute a quorum. Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. In the election for the Class II directors, the three nominees receiving the highest number of "FOR" votes will be elected to the Board. In the election for the Class III director, the nominee receiving the highest number of "FOR" votes will be elected to the Board. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. An abstention as to any matter, when passage requires the vote of a majority of the votes entitled to be cast at the Annual Meeting, will have the effect of a vote "AGAINST." Broker non-votes (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will not be considered, as they are not entitled to vote, and will not be counted for any purpose in determining whether a matter has been approved.

        If there is not a quorum at the Annual Meeting, the shareholders entitled to vote at the Annual Meeting, whether present in person or represented by proxy, shall only have the power to adjourn the Annual Meeting until such time as there is a quorum. The Annual Meeting may be reconvened without notice to shareholders, other than an announcement at the prior adjournment of the Annual Meeting, within 30 days after the Record Date, and a quorum must be present at such reconvened meeting.

        Representatives of Computershare Investor Services LLC, the Company's transfer agent, will tabulate the votes and act as the inspector of the election at the Annual Meeting.

        If a proxy in the form enclosed is duly executed, dated and returned, and it has not been revoked in accordance with the instructions set forth therein, the shares of Common Stock represented thereby will be voted by Michael W. Ferro, Jr. and Michael W. Nelson, the Board's proxy agents for the Annual Meeting, in accordance with the specifications made thereon by the shareholder. If no such specifications are made, such proxy will be voted (i) for the election of the three Class II nominees for director to the Board for terms expiring in 2008 and the election of one Class III nominee for director to the Board for the term expiring in 2006; (ii) for the approval of the proposed 2005 Employee Stock Purchase Plan; and (iii) at the discretion of Mr. Ferro and Mr. Nelson, with respect to such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. If for any unforeseen reason, any of the Company's nominees is not available as a candidate for director, the two proxy holders will vote the shareholder proxies for such other candidate or candidates as may be nominated by the Board. Any proxy solicited hereby may be revoked by the person or persons giving it at any time before it has been exercised at the Annual Meeting by giving notice of revocation to the Company in writing at the meeting. The Company requests that all such written notices of revocation to the Company be addressed to Michael W. Nelson, Click Commerce, Inc., 200 East Randolph Drive, 52nd Floor, Chicago, Illinois 60601.

BOARD STRUCTURE AND COMPENSATION

        The Board is divided into three classes serving staggered three-year terms. The Board has eight members and has the following four standing committees: (1) Audit, (2) Human Resources and Compensation, (3) Governance and (4) Executive. Committee membership during the 2004 fiscal year and the function of each committee are described below. During the 2004 fiscal year, the Board held eight meetings and took one action by written consent. During the 2004 fiscal year, the Audit Committee held eleven meetings, the Human Resources and Compensation Committee held four meetings, the Governance Committee held three meetings and the Executive Committee held one meeting. Each director attended at least 75% of all Board meetings and applicable committee meetings, except Ms. Edwina Woodbury who did not seek reelection to the Board at the May 6, 2004 Annual Shareholder Meeting, Mr. Neele E. Stearns, Jr. who was appointed by the Board on March 31, 2004, and Ms. June E. Drewry who was appointed by the Board on May 6, 2004. The Board has determined that each of the following directors is an "independent director" as that term is defined in Rule 4200(a)(15) of the National Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"): Mr. William J. Devers, Jr., Ms. June Drewry, Mr. Emmanuel A. Kampouris, Mr. Andrew J. McKenna, Mr. John F. Sandner, Mr. Samuel K. Skinner, and Mr. Neele E. Stearns, Jr.

Audit Committee

        The Audit Committee of the Board (the "Audit Committee") is responsible for the oversight of the quality and integrity of the Company's financial statements, its compliance with legal and regulatory requirements, the qualifications and independence of its independent accountants, the performance of its audit function and independent accountants and significant financial matters. In discharging its duties, the Audit Committee is expected to do the following:

  •
  have the sole authority to select, compensate, oversee, evaluate and replace the independent accountants;

  •
  review and approve the scope of the annual audit;

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  review and pre-approve the engagement of the Company's independent accountants to perform audit and non-audit services, as well as the related fees for such services;

  •
  meet independently with the Company's independent accountants and senior management;

  •
  review the integrity of the Company's financial reporting process;

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  review the Company's financial statements and disclosures and U.S. Securities and Exchange Commission ("SEC") filings relating thereto;

  •
  monitor compliance with the Company's Code of Business Conduct and Ethics; and

  •
  review disclosure from the Company's independent accountants regarding Independence Standards Board Standard No. 1.

        The Board has determined that each member of the Audit Committee is an "independent director" as such term is currently defined in Rule 4200(a)(15) of the National Marketplace Rules of the NASD. From January 1, 2004 through May 6, 2004, the members of the Audit Committee were Ms. Woodbury, Mr. Devers, and Mr. Sandner. Since that time forward, the Audit Committee has consisted of Mr. Devers, Ms. Drewry, Mr. Sandner and Mr. Stearns. Additionally, the Board has determined that Mr. Stearns, the Chairperson of the Audit Committee, satisfies the definition of "audit committee financial expert" set forth in Item 401(h)(2) of Regulation S-K.

        The Audit Committee has a written charter, which was amended and restated on May 6, 2004 by the Board in light of the additional responsibilities resulting from the Sarbanes-Oxley Act of 2002. The Board will reassess the adequacy of the Audit Committee charter on an annual basis. A copy of the Audit Committee's charter was attached to the Company's proxy statement as Appendix A for fiscal year 2004.

Human Resources and Compensation Committee

        The Human Resources and Compensation Committee of the Board (the "Compensation Committee") determines, approves and reports to the Board on all elements of compensation for the Company's elected officers, including total cash compensation and long-term equity-based incentives. From January 1, 2004 through December 31, 2004, the members of the Compensation Committee were Mssrs. Kampouris, McKenna, and Skinner. The Board has determined that all of the members of the Human Resources and Compensation Committee are independent directors within the meaning of Rule 4200(a)(15) of the National Marketplace Rules of NASD.

Governance Committee

        The Governance Committee of the Board (the "Governance Committee") is responsible for proposing a slate of directors for election by the Company's shareholders at each annual meeting and candidates to fill any vacancies on the Board and other matters relating to the composition of the Board. The members of the Governance Committee from January 1, 2004 through December 31, 2004 were Mssrs. McKenna, Kampouris and Skinner. The Board has determined that each member of the Governance Committee is an "independent director" as such term is currently defined in Rule 4200(a)(15) of the National Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"). As noted earlier, one of the Company's current directors, Ms. Drewry was appointed by the Board to fill a newly-created vacancy since the time of the Company's last annual meeting and has not been previously elected by the shareholders. Ms. Drewry was recommended to the Governance Committee by a non-management Director. The Company will consider nominees for the Board recommended by security holders only if such nominations are submitted in accordance with the Company's Bylaws and applicable securities laws. See "Shareholder Proposals" below. The Governance Committee is also responsible for addressing the Board's internal governance issues and other matters concerning the functioning of the Board. A copy of the Governance Committee charter is attached as Appendix B.

        The Company's Bylaws contain provisions which address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company's Annual Meeting of Stockholders. Historically, the Company has not had a formal policy concerning stockholder recommendations to the Governance Committee (or its predecessors). To date, the Company has not received any recommendations from stockholders requesting that the Governance Committee (or any predecessor) consider a candidate for inclusion among the Committee's slate of nominees in the Company's proxy statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received.

        In evaluating director nominees, the Governance Committee considers the following factors:

  •
  the appropriate size of the Company's Board of Directors;

  •
  the needs of the Company with respect to the particular talents and experience of its directors;

  •
  the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

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  familiarity with national and international business matters;

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  experience with accounting rules and practices;

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  appreciation of the relationship of the Company's business to the changing needs of society; and

  •
  the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

        The Governance Committee's goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so the Governance Committee also considers candidates with appropriate non-business backgrounds.

        Other than the foregoing there are no stated minimum criteria for director nominees, although the Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Governance Committee does, however, believe it appropriate for at least one, and, preferably, several, members of the Board to meet the criteria for an "audit committee financial expert" as defined by SEC rules, and that a majority of the members of the Board meet the definition of "independent director" under NASDAQ rules. The Governance Committee also believes it appropriate for certain key members of the Company's management to participate as members of the Board.

        Historically, the Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent.

Executive Committee

        The Executive Committee of the Board (the "Executive Committee") meets or takes written action when the Board is not otherwise meeting or able to obtain a quorum for a meeting of the Board. The Executive Committee has full authority to act on behalf of the Board, except that it cannot take any action which requires the approval of a majority of the members of the Board or take any other action not permitted under Delaware law to be delegated to a committee. In 2004, the members of the Executive Committee were Mssrs. Ferro, Kampouris, McKenna and Stearns.

Statement on Corporate Governance

        The Company has had formal corporate governance standards in place since its initial public offering in June 2000. The Company has reviewed internally and with the Board the provisions of the Sarbanes-Oxley Act of 2002, the final and proposed rules of the SEC and final and proposed NASDAQ listing standards regarding corporate governance policies and processes. The Company believes that its current standards meet the final rules and already meet most of the proposed requirements. The Company amended the charters of its Compensation Committee and Audit Committee to implement voluntarily certain of the proposed rules and standards. The Company will further amend, to the extent necessary, its standards and Board committee charters once final rules have been adopted. Shareholders can access the latest standards and charters of the Company and the Board and its committees by writing to us at Click Commerce, Inc., 200 East Randolph Drive, 52nd Floor, Chicago, Illinois 60601, Attention: Investor Relations.

DIRECTOR COMPENSATION ARRANGEMENTS AND STOCK OWNERSHIP GUIDELINES

        Directors who are employed by the Company do not receive any compensation for their Board activities. Each of the non-employee directors of the Company was granted, as of May 20, 2004, an option to purchase 12,000 shares of Common Stock of the Company at $4.74 per share, the fair market value of the Common Stock at the time of the grant, and a cash award of $36,000. All of the foregoing stock options and cash awards were made pursuant to the Click Commerce, Inc. Directors' Stock Option and Stock Award Plan.

        At each annual meeting of shareholders, non-employee directors are automatically granted an option to purchase 12,000 shares of the Company's Common Stock. Individuals who become directors at times other than the date of the annual meeting of the shareholders are automatically granted an option for the number of shares of Common Stock equal to 12,000 times a fraction, the numerator of which is the number of days the individual will serve until the next annual meeting and the denominator of which is 365. The option exercise price of these automatic grants will be equal to the fair market value on the automatic grant date. Such options are not exercisable for six months and expire at the earlier of (1) termination of the director for cause, (2) one year after death, and (3) ten years from the date of grant. A non-employee director who serves as the chairperson of the Audit Committee, will receive an additional automatic cash award of $10,000. All directors are also reimbursed for their reasonable out-of-pocket expenses incurred while serving on the Board or any committees.

        All directors, except for Mr. Stearns and Ms. Drewry, served as directors for the entire 2004 fiscal year.

PROPOSAL NO. 1

ELECTION OF THREE CLASS II DIRECTORS & ONE CLASS III DIRECTOR

        The Board is divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires.

        Ms. Woodbury's term expired at the 2004 annual meeting. Ms. Woodbury chose not to stand for reelection. Mr. Stearns was appointed as a Class I director on March 31, 2004. Ms. Drewry was appointed as a Class II director on May 7, 2004. The Class II Directors elected at the 2005 annual meeting will hold office for a three-year term expiring at the annual meeting in 2008 (or until their respective successors are elected and qualified, or until their earlier death, resignation or removal). The Class III Director elected at the 2005 annual meeting will hold office for a one-year term expiring at the annual meeting in 2006 (or until her respective successors are elected and qualified, or until her earlier death, resignation or removal). All of the nominees are currently directors of the Company and all have consented to serve as directors of the Company if elected. There are no family relationships among the Company's executive officers and directors.

Class II Directors—Nominees for Three-Year Terms That Will Expire In 2008:

        Andrew J. McKenna has served as a director since June 2001. He serves as the Chairperson of the Governance Committee and as a member of each of the Compensation Committee and the Executive Committee. Mr. McKenna is the Chairman of McDonald's Corporation, Oak Brook, IL. McDonald's is the world's leading food service retailer with more than 30,000 restaurants in 119 countries serving 47 million customers each day. He is also the Chairman of the Board of Directors of Schwarz Paper Company, an international distributor of paper packaging and allied products and also a printer, producer and converter of paper products. He is a director of Aon Corporation, Chicago Bears Football Club, Inc., McDonald's Corporation, and Skyline Corporation. He served as the Chairman of the Board of Trustees of the University of Notre Dame from 1992-2000 and was Vice Chairman for six years prior to that and continues to serve as a trustee. He is a trustee and the immediate past chairman of the board of Trustees of the Museum of Science and Industry. He is past Chairman of the Economic Club of Chicago. He is a director of The American Ireland Fund, Children's Memorial Hospital of Chicago, Big Shoulders Fund of the Archdiocese of Chicago, The Ireland Economic Advisory Board, Lyric Opera of Chicago and the United Way of Metropolitan Chicago, among many others. He currently serves as the Chairman of the Civic Committee of The Commercial Club of Chicago and is the immediate past chairman of The Commercial

Club of Chicago. In addition, he is the Founding Chairman of Chicago Metropolis 2020. Mr. McKenna is 75 years old.

        William J. Devers has served as a director since June 2003. He serves as a member of the Audit Committee. He is President of Devers Group, Inc., established in 1983 as a vehicle for his private investments. Mr. Devers is Chairman of the Board for Global Turnkey Systems, Inc. and Network Computing Corporation. He also sits on the board of directors of Schwarz Paper Company, Children's Memorial Hospital, and Big Shoulders Fund. In addition, Mr. Devers serves on the Advisory Boards at the University of Notre Dame and Catholic Charities of Chicago and is a Trustee of the Museum of Science and Industry. He is a graduate of Pennsylvania State University, with a bachelor's degree in Economics. Mr. Devers is 71 years old.

        John F. Sandner has served as a director since April 2001. He serves as a member of the Audit Committee and, from March 19, 2003 through July 24, 2003, the Governance Committee. Since August 2, 2001, Mr. Sandner has served as a director of Chicago Mercantile Exchange Holdings, Inc. which completed an initial public offering of shares of its Common Stock on December 23, 2002. Mr. Sandner has served as a Special Policy Advisor to the Chicago Mercantile Exchange ("CME") since 1998 and as a member of CME's board of directors since 1978. From 1980 through 1997, Mr. Sandner served as chairman of CME's board of directors. Mr. Sandner has been chief executive officer of RBH Financial Services, a clearing firm of the CME, since 1985. Mr. Sandner has been chairman of E*TRADE Futures LLC since 2003. From 1998 until 2001, Mr. Sandner was the chairman of FreeDrive.com, an Internet business. Mr. Sandner is also a director of the National Futures Association. Mr. Sandner serves on the President's Export Council, the premier national advisory committee on international trade. Mr. Sandner is a trustee of the University of Notre Dame, Rush-Presbyterian-St. Luke's Medical Center and the Lyric Opera of Chicago. Mr. Sandner is 63 years old.

Class III Directors—Nominee for a One-Year Term That Will Expire In 2006:

        June E. Drewry has served as a director since May 7, 2004. From 1999 until September 2004, Ms. Drewry served as Executive Vice President-Global Chief Information Officer of Aon Corporation. Until 1999, Ms. Drewry served as Senior Vice President, Chief Knowledge and Technology Officer at Lincoln National Corporation (LNC). LNC is a financial services holding company whose affiliates provide individual life insurance, pensions, annuities, mutual funds, life-health reinsurance, and investment management services. Ms. Drewry earned her B.A. degree in Mathematics from Caldwell College for Women. In addition to Click Commerce, Inc., Ms. Drewry is a Director on the Board of the Society for Information Management, having served in the past as a Chapter President, a Member-at-Large on the SIM International Board of Directors, and President of SIM International. Ms. Drewry also serves as a Board member for ACORD, a data standards body for the insurance industry. Ms. Drewry is 55 years old.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH NAMED NOMINEE AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTORS IDENTIFIED ABOVE UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

        The Company's directors listed below are not up for election this year and will continue in office for the remainder of their terms or earlier in accordance with the Company's Bylaws.

Class I Directors—Serving Three-Year Terms That Will Expire In 2007:

        Neele E. Stearns, Jr. has been Chairman of Financial Investments Corporation, a private equity investment firm, since February 2001. He also serves as director of Maytag Corporation and Footstar, Inc. Until May 2003, at which time it was merged into Moore Corporation, Mr. Stearns was also a director of Wallace Computer Services, Inc. At Maytag, Mr. Stearns is a member of the Executive Committee and Chairman of the Audit Committee; at Footstar, Inc. he was Chairman of the Audit Committee from 2001 until September 15, 2003, at which time he became the Interim Chairman and CEO of Footstar. He served in that capacity until mid-January, 2004. At Wallace Computer Services, he was a member of the Executive

Committee, Chairman of the Nominating and Governance Committee and a member of the Audit Committee. Previously, Mr. Stearns was Chairman of the Board of Wallace Computer Services, Inc. from January 2000 through November 2000. Prior to 1995, he was President and Chief Executive Officer of CC Industries, Inc., a diversified holding company in Chicago, Illinois. Mr. Stearns is a Trustee of Evanston Northwestern Healthcare, a not-for-profit healthcare organization, and was Chairman of Highland Park Hospital prior to its merger with ENH. He also is a Director of Presbyterian Homes, a not-for-profit group of continuing care retirement communities. Mr. Stearns is 69 years old.

        Samuel K. Skinner has served as a director since July 24, 2003. He currently serves as Of Counsel to the law firm of Greenburg Trauig, LLP. Mr. Skinner was President and CEO of USFreightways Corporation from July 12, 2000 and Chairman of its Board from January 1, 2001 until his retirement in May 2003. Mr. Skinner is also the former president of the Commonwealth Edison Company and its holding company, Unicom Corporation. Mr. Skinner served as Chief of Staff to President George Bush and as US Secretary of Transportation. Prior to his White House service, Mr. Skinner served in President Bush's Cabinet for nearly three years as Secretary of Transportation. President Gerald Ford appointed Mr. Skinner as United States Attorney, one of the first career prosecutors ever to hold that position. Mr. Skinner sits on the board of directors of Midwest Express Holdings, Inc., Navigant Consulting, Dade Behring, Express Scripts, Diamond Cluster International, and APAC Customer Services. Mr. Skinner will not stand for reelection at APAC Customer Services at their annual meeting in June of 2005. Mr. Skinner is 66 years old.

Class III Directors—Serving Three-Year Terms That Will Expire In 2006:

        Michael W. Ferro, Jr. began to develop the product underlying the Company in 1994, founded the Company in 1996 and has served as Chief Executive Officer and Chairman of the Board since the Company's inception. He serves as the Chairperson of the Executive Committee. Prior to founding the Company, Mr. Ferro founded Chem-Roof, a provider of chemical treatment for cedar roofs, in 1988. Mr. Ferro also served as president of the Earthwood Care division of Pettibone Corporation, a multinational equipment manufacturer, from 1992 to 1994 after the sale of Chem-Roof to Pettibone in 1992. Mr. Ferro is 38 years old.

        Emmanuel A. Kampouris has served as a director since February 2000. He serves as Chairperson of the Compensation Committee, as a member of the Executive Committee and as of July 24, 2003 a member of the Governance Committee. From 1989 until his retirement in 1999, Mr. Kampouris served as the President and Chief Executive Officer of American Standard Companies Inc., a provider of air conditioning, bathroom and kitchen fixtures, automotive braking and control systems and medical diagnostic products. He also served as chairman of American Standard Companies, Inc.'s board from 1993 until 1999. He also serves as a director of Stanley Works Corp., a manufacturer of tools and home products, Smartdisk Corp., a manufacturer and marketer of advanced consumer electronic products, Horizon Blue Cross and Blue Shield, a provider of healthcare coverage, Alticor Corp., a global direct marketer, the National Endowment for Democracy, the Hudson Institute and the Oxford University Council for the School of Management Studies. Mr. Kampouris also served on the board of the United States Chamber of Commerce from 1994 through 2001. Mr. Kampouris is 70 years old.

EXECUTIVE OFFICERS

        Michael W. Nelson has served as Vice President, Chief Financial Officer and Treasurer of the Company since August 2002. Previously, Mr. Nelson served as the Company's Controller from May 2000 to August 2002 when he assumed his current position. From March 1998 until April 2000, Mr. Nelson served as Chief Financial Officer of SAFCO Technologies, Inc., a provider of test tools, planning and analysis software and engineering services for the wireless telephone industry that was acquired by Agilent Technologies, Inc. in July 2000. Prior to that, Mr. Nelson, a CPA, spent 9 years with Price Waterhouse. Mr. Nelson is 39 years old.

        Justin C. Dearborn has served as Vice President, Corporate Legal Affairs and Human Resources of the Company since January 1, 2003. Apart from a short engagement as the Company's Director of Strategic

Alliances, Mr. Dearborn has served as General Counsel of the Company since he joined the Company in September 1997. Mr. Dearborn was appointed Corporate Secretary on May 2, 2003. Mr. Dearborn joined the Company in 1997 from Motorola. While at Motorola, Mr. Dearborn specialized in intellectual property transactions. Mr. Dearborn worked in Motorola's Government Sector on the Iridium Project as well as holding management positions in the Semiconductor and Corporate Groups. Mr. Dearborn is 35 years old.

        Nancy J. Koenig has served as Vice President, Product Operations since 2003. She is responsible for overall product strategy and development for the Click Commerce Extranet solution. She joined the Company in 1999 as the Director of Business Consulting. Prior to Click, Ms. Koenig was the Director of Channel Strategy for the Radio Products Group at Motorola. Ms. Koenig is 40 years old.

PROPOSAL NO. 2

APPROVAL OF THE 2005 EMPLOYEE STOCK PURCHASE PLAN

        The Board of Directors believes that an employees stock purchase plan is in Company's best interest and, therefore, recommends adoption of such a plan. The 2005 Employee Stock Purchase Plan (the "2005 Plan") is intended to provide our employees with the opportunity to purchase shares of our Common Stock. We believe that the purchase of stock through the 2005 Plan encourages employees to build long-term stockholder value, and helps better align the interests of our employees with those of our stockholders. In addition, we believe that our ability to continue to provide employees with attractive equity-based incentives is critical to attracting, retaining and motivating the qualified individuals necessary for our future success. We believe that we could be at a significant competitive disadvantage without an employee stock purchase plan.

        The stockholders are being asked to approve the adoption of the 2005 Plan. The 2005 Plan was recommended by the Compensation Committee (the "Committee") and approved by the Board of Directors on April 8, 2005.

        The following summary describes features of the Click Commerce, Inc. 2005 Plan. This summary is qualified in its entirety by reference to the specific provisions of the 2005 Plan, the full text of which is set forth as Appendix C.

        If approved by stockholders, shares may be issued under the 2005 Plan beginning no earlier than June 1, 2005. The 2005 Plan will terminate on the day that participating employees become entitled to purchase the number of shares remaining available under the plan, unless the plan is earlier terminated at the discretion of the Board of Directors.

        The 2005 Plan will permit employees to purchase Click Commerce common stock through payroll deductions during semiannual offerings.

        The 2005 Plan will be administered by the Compensation Committee, which Committee will establish the purchase price in accordance with the terms of the 2005 Plan. The Board may delegate to the Committee the Board's power and authority under the 2005 Plan. Eligible employees on each offering date will be able to purchase full shares through payroll deductions of up to 10% of compensation, but in no event shall the fair market value of the shares purchased under the 2005 Plan by an employee, as measured as of the first day of each applicable Offering Period, exceed $25,000 in any calendar year. Prior to the commencement of each Offering Period, the Committee shall establish the purchase price for each share purchased during such Offering Period. The purchase price shall be no lower than the lesser of 95% of the average market price on the first business day of each Offering Period or 95% of the average market price on the last business day of each pay period. The purchase price established by the Committee may include, without limitation, a purchase price that is no lower than 95% of the average market price on the last business day of each pay period or a purchase price that is no lower than 95% of the average market price on the first business day of each Offering Period. The purchase price established by the Committee may be a fixed price or determined by formula. Shares for the 2005 Plan may be sourced from shares purchased in the open market, treasury shares or authorized and unissued shares. Eligibility will be extended to employees of the Company and certain of its subsidiaries, in accordance with the 2005 Plan.

        The Company will be required to seek subsequent stockholder approval prior to the issuance of any additional shares.

        For U.S. federal income tax purposes, an employee does not realize income at the time of entry into the 2005 Plan or purchase of a share. If no disposition of the stock is made within two years from the first day of an Offering Period, or one year from the date the share is purchased by the employee, upon subsequent disposition of the stock, ordinary income will be realized to the extent of the lesser of (1) 5% of the average market value on the first business day of the Offering Period, or (2) the amount by which the net proceeds of the sale exceed the price paid. Any further gain will be treated as capital gain. No income tax deduction will be allowed the Company for shares purchased by the employee, provided such shares are held for the periods described above. If the shares are disposed of within the periods described above, the employee will recognize ordinary income for the taxable year of the disposition equal to the excess of the fair market value of the shares on the date of purchase over the price paid, and in these circumstances, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the employee.

        The 2005 Plan may not be amended, without prior stockholder approval, to increase the number of shares or to reduce the purchase price per share to less than the lesser of (x) 85 percent of the average market price on the first business day of each offering period or (y) 85 percent of the average market price on the last business day of each pay period. Subject to the limitations set forth in the immediately preceding sentence, the 2005 Plan may be amended by the Board of Directors, including without limitation by increasing or decreasing the purchase price, excluding highly compensated employees, decreasing the maximum amount of payroll deduction for purchases, decreasing the number of shares that employees may purchase, suspending the Plan and purchases thereunder, modifying the offering periods (but no offering period may exceed 24 months), and establishing sub-plans under the 2005 Plan that permit offerings to employees of certain subsidiaries, which sub-plans are not intended to satisfy the requirements of Section 423 of the Internal Revenue Code.

        The proceeds of the sale of stock and of administrative fees received under the 2005 Plan will constitute general funds of the Company and may be used by it for any purpose.

        The Board of Directors unanimously recommends a vote FOR this proposal.

SECURITY PRINCIPAL STOCKHOLDERS MANAGEMENT AND DIRECTORS

        The following table sets forth information, as of March 24, 2005, concerning:

  •
  beneficial ownership of the Company's Common Stock by all current directors, nominees and executive officers named in the Summary Compensation Table herein; and

  •
  beneficial ownership of the Company's Common Stock by all current directors, nominees and executive officers as a group.

  •
  Michael W. Ferro, Jr. is the only holder of more than 5% of the Company's Common Stock

BENEFICIAL OWNERSHIP TABLE

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Shares as of 3/24/2004		Percent of Class
Michael W. Ferro, Jr.	2,999,564	(1)(2)	25.09%
William J. Devers, Jr.	60,415	(3)	*
June E. Drewry	12,000	(4)	*
Emmanuel A. Kampouris	48,686	(5)	*
Andrew J. McKenna	33,109	(6)	*
John F. Sandner	34,720	(7)	*
Samuel K. Skinner	19,760	(8)	*
Neele E. Stearns, Jr.	12,000	(4)	*
Justin C. Dearborn	21,250	(9)	*
Nancy J. Koenig	21,875	(10)	*
Michael W. Nelson	79,335	(11)	*
Daniel J. Taylor	—		*
Executive Officers, Directors and Nominees as a group (12 persons)	3,348,062	(12)	27.40%

*
Less than 1%

(1)
The business address for Mr. Ferro is: Click Commerce, Inc., 200 East Randolph Drive, 52nd Floor, Chicago, IL 60601.

(2)
Includes 150,000 vested options.

(3)
Includes 20,415 vested options.

(4)
Includes 12,000 vested options.

(5)
Includes 28,000 vested options and 8,601 shares of common stock deferred pursuant to the Directors' stock award plan.

(6)
Includes 13,896 vested options and 6,813 shares of common stock deferred pursuant to the Directors' stock award plan.

(7)
Includes 26,170 vested options and 6,750 shares of common stock deferred pursuant to the Directors' stock award plan.

(8)
Includes 19,760 vested options.

(9)
Includes 21,250 vested options.

(10)
Includes 21,875 vested options.

(11)
Includes 79,285 vested options.

(12)
Includes 416,651 vested options and 22,164 shares of common stock deferred pursuant to the Directors' stock award plan.

        The number of shares beneficially owned by each entity, person, current director or Named Executive Officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the right to acquire as of May 23, 2005, 60 days after the record date of March 24, 2005, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, or dependent children within his or her household with respect to the shares set forth in the following table. Unless otherwise indicated, the address for all current executive officers and directors is c/o Click Commerce, Inc., 200 East Randolph Drive, 52nd Floor, Chicago, Illinois 60601.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock ("Section 16 Reporting Persons") to file with the SEC reports regarding their ownership and changes in ownership of the Company's Common Stock. During the 2004 fiscal year, none of the Section 16 Reporting Persons failed to file such reports on a timely basis.

EXECUTIVE COMPENSATION

        The following table sets forth certain compensation information with respect to services rendered to the Company by its Chief Executive Officer and its four other highest paid executive officers (collectively, the "Named Executive Officers"). All information set forth in this table reflects compensation earned by these individuals for services with the Company for the fiscal years ended December 31, 2004, 2003 and 2002.

Summary Compensation Table

Long Term Compensation
Annual Compensation
Name					Securities Underlying Options (#)	All Other Compensation ($)
	Year		Salary ($)	Bonus ($)
Michael Ferro, Jr. Chairman and Chief Executive Officer	2004 2003 2002		274,512 233,077 237,508	206,184 68,750 —	150,000 400,000 —	24,415 107,965 51,787	(1) (2) (1)
Michael W. Nelson Vice President, Chief Financial Officer and Treasurer	2004 2003 2002		169,249 175,231 133,865	63,750 31,250 —	50,000 30,000 40,000	— 5,688 —	(3)
Daniel J. Taylor Vice President of Field Operations	2004 2003	(4)	174,167 138,250	19,563 62,062	25,000 30,000	— —
Justin C. Dearborn Vice President, Corporate Legal Affairs and Human Resources	2004 2003 2002		149,520 154,212 119,711	33,750 23,750 —	25,000 30,000 —	— — —
Nancy J. Koenig Vice President, Product Operations	2004 2003 2002	(5) (5)	145,000 92,705 138,668	43,500 19,750 —	20,000 35,000 —	— — —

(1)
The cost of car and parking allowance and other personal living allowances included in Mr. Ferro's employment contract, including primary tax record keeping and preparation services reimbursed by the company.

(2)
Includes the exercise of a non-qualified stock option resulting in compensation of $66,000 and the cost of car and parking allowance and other personal living allowances included in Mr. Ferro's employment contract, including primary tax record keeping and preparation services reimbursed by the company.

(3)
Resulting from the exercise of a non-qualified stock option.

(4)
Partial year of employment.

(5)
Includes commissions earned.

Option Grants In Last Fiscal Year

        The following table sets forth all grants of options to acquire shares of the Company's Common Stock granted to the Named Executive Officers for the fiscal year ended December 31, 2004.

			Percent of Total Options Granted to Employees in Fiscal Year (1)
	Number of Securities Underlying Options Granted					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
Name				Exercise Price ($/Share)	Expiration Date
						0%	5%	10%
Justin C. Dearborn	15,000	(3)	3.3%	$6.46	2/27/14	$0	$60,940	$154,434
Justin C. Dearborn	10,000	(4)	2.2%	6.02	8/3/14	—	37,859	95,943
Michael W. Ferro, Jr.	150,000	(3)	33.3%	6.46	2/27/14	—	609,399	1,544,336
Nancy J. Koenig	15,000	(3)	3.3%	6.46	2/27/14	—	60,940	154,434
Nancy J. Koenig	5,000	(4)	1.1%	6.02	8/3/14	—	18,930	47,972
Michael W. Nelson	40,000	(3)	8.9%	6.46	2/27/14	—	162,506	411,823
Michael W. Nelson	10,000	(4)	2.2%	6.02	8/3/14	—	37,859	95,943
Daniel J. Taylor	15,000	(3)	3.3%	6.46	2/27/14	—	60,940	154,434
Daniel J. Taylor	10,000	(4)	2.2%	6.02	8/3/14	—	37,859	95,943

(1)
All options were granted under the Employee Stock Option and Stock Award Plan under which a total of 450,000 stock options were awarded in 2004.

(2)
Potential realizable values are net of exercise price before taxes, and are based on the assumption that the Company's Common Stock appreciates at the annual rate shown compounded annually from the date of grant until the expiration of the ten-year term. These numbers are calculated based on SEC requirements and do not reflect the Company's projections or estimates of future stock price growth. The Company's management cautions shareholders and option holders that such increases in stock prices are based on speculative assumptions and should not inflate expectations of the future value of their holdings.

(3)
Options granted vested 33.3% on February 27, 2005 and will vest 33.3% on each of February 27, 2006 and 2007.

(4)
Options granted vested upon issuance on August 3, 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth the aggregate option exercises of each of Named Executive Officers during the 2004 fiscal year and their respective holdings of unexercised options as of December 31, 2004.

			Number of Securities Underlying Unexercised Options at December 31, 2004
					Value of Unexercised In-the-money Options at December 31, 2004
Name	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Justin C. Dearborn	6,250	36,625	21,250	22,500	237,738	274,475
Michael W. Ferro, Jr.	—	—	150,000	200,000	1,898,500	2,379,000
Nancy J. Koenig	—	—	21,875	30,625	240,100	379,700
Michael W. Nelson	—	—	79,285	39,316	903,815	434,635
Daniel J. Taylor	7,500	44,975	17,500	30,000	206,850	356,850

(1)
Values have been calculated based on the closing price of the Company's Common Stock of $16.07 on December 31, 2003, the last day of trading as reported on the NASDAQ National Market.

Equity Compensation Plan Information

			(c)
	(a)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding securities Reflected in Column (a))
	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights
		(b)
Plan Category		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights
Equity compensation plans approved by security holders (1)	1,067,207	7.93	707,266
Equity compensation plans not approved by shareholders	—	—	—

Total	1,067,207	7.93	707,266

(1)
Consists of the following equity compensation plans:

Amended and Restated Click Commerce, Inc. Stock Option and Stock Award Plan
Amended and Restated Click Commerce, Inc. Directors' Stock Option and Stock Award Plan

EMPLOYMENT ARRANGEMENTS

        Michael W. Ferro, Jr.    The Company is a party to an amended and restated employment agreement with Michael W. Ferro, Jr., dated January 1, 2003. The initial term of the agreement lasts until December 31, 2005. Mr. Ferro received a grant of stock options to purchase an aggregate of 400,000 shares of the Company's Common Stock under this employment agreement. Unless Mr. Ferro or the Company provides at least thirty days prior notice of termination, the term of the agreement will automatically be extended for additional successive one-year terms. Mr. Ferro's employment agreement replaced his prior agreement, which had reached the end of its initial three-year term on December 31, 2002. Under the agreement, the Company is obligated to pay Mr. Ferro an annual salary of at least $300,000 plus annual discretionary bonuses. In the event Mr. Ferro's employment is terminated without cause, he would continue to receive his salary and employee benefits for twenty-four months after termination, and he would receive the earned portion of any discretionary bonuses. Mr. Ferro has agreed to assign to the Company all inventions currently used by the Company and related to its business as currently conducted in the manner now used and all inventions conceived by Mr. Ferro during the term of this agreement to the extent that such inventions are related to the Company's business. Mr. Ferro has agreed not to compete with the Company for a period of twenty-four months following the cessation of his employment.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Company's executive compensation program is administered by the Compensation Committee. The Compensation Committee is responsible for reviewing, approving and reporting to the Board on all elements of compensation for the elected corporate officers. The Committee is also responsible for administering the Company's stock option plan as well as the Company's annual incentive plan. The Compensation Committee has furnished the following report on executive compensation for fiscal year 2004.

General Compensation Philosophy

        The goal of the executive compensation program is to provide a total compensation package composed of (i) base salary; (ii) annual incentives; (iii) equity incentives; and (iv) benefits. The total package is designed to attract and retain officers, motivate them to contribute to the Company's success and reward them for their performance. The compensation program is also intended to link each executive officer's compensation to the performance of both the Company and the individual executive officer. The Compensation Committee will apply these principles to determine annual compensation for the executive officers of the Company.

Base Salary

        The Committee recognizes the importance of maintaining compensation practices and levels of compensation competitive with other leading high technology companies with which we compete for personnel. Base salary represents the fixed component of the executive compensation program. Our philosophy regarding base salaries is to be at or slightly above the comparable industry median. Base salary levels are established based on reviews of published executive salary levels at high technology companies with comparable revenues and on the basis of individual performance. Periodic increases in base salary are the result of individual contributions evaluated against established annual and long-term performance objectives and an annual salary survey of high technology companies with comparable revenues. In determining future base salaries and for new executive officers, both quantitative and qualitative factors relating to corporate and individual performance have and will be examined. In many instances, qualitative factors will involve a subjective assessment by the Compensation Committee.

Annual Incentives

        The Company maintains an annual cash incentive bonus program to reward executive officers and other key employees for attaining performance goals. These goals are based on company-wide earnings per share targets.

Equity Incentives

        In 2004, the Company granted options to purchase Common Stock, which in the aggregate represented rights to purchase 370,000 shares of Common Stock to executive officers under the Company's stock option plans. The Company determines the number of options granted to executive officers by evaluating each officer's job responsibilities, past performance, expected future contributions, existing stock and unvested option holdings and potential reward to the executive officer if the stock price appreciates in the public market. Option and restricted stock grants may also be made to new executive officers upon commencement of employment and, on occasion, to executive officers in connection with a significant change in job responsibility. The Company believes that these stock option and restricted stock grants will more closely align the long-term interests of senior management with those of the Company's shareholders and assist in retention of key executives.

        The Company has reduced the number of stock options granted to its executive management team. The Committee has recommended the adoption of an Employee Stock Purchase Plan to offset the reduction of stock option grants. The Committee strongly believes that a primary goal of the compensation program should be to provide key employees who have significant responsibility for our management, growth and future success with an opportunity to increase their ownership of Click Commerce.

Benefits

        In 2004, the Company offered benefits to its executive officers that were substantially similar to those offered to all of the employees of the Company. These benefits included a 401(k) plan; medical and dental insurance; and life and disability insurance.

Compensation of the Chief Executive Officer

        In 2004, Michael W. Ferro, Jr. served as the Company's Chief Executive Officer. In determining Mr. Ferro's compensation for fiscal year 2004, the Compensation Committee considered a number of factors including, among things, the compensation of other executive officers of the Company, Mr. Ferro's voluntary waiver of compensation in 2001 and the fact that Mr. Ferro was not awarded a bonus or stock options during fiscal year 2002. Ultimately, the Compensation Committee decided to award Mr. Ferro a salary at the annual rate of $300,000 for fiscal year 2004, and to award him options to purchase 150,000 shares of the Company's Common Stock. Pursuant to his employment agreement, Mr. Ferro is eligible to earn an annual cash bonus equal to 100% of his annual salary subject to the achievement of certain financial goals and specified organizational and personal management objectives.

Submitted by the Compensation Committee
of the Board of Directors

    Emmanuel A. Kampouris (Chairperson)
    Samuel K. Skinner
    Andrew J. McKenna

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee are set forth in the preceding section. There are no members of the Compensation Committee who were officers or employees of the Company or any of its subsidiaries during the 2004 fiscal year or formerly officers of the Company or any of its subsidiaries.

Summary

        The Committee believes that the compensation of our executives is appropriate and competitive with the compensation programs provided by other software companies with which we compete for executives and employees. The Committee believes its compensation strategy, principles and practices result in a compensation program tied to stockholder returns and linked to the achievement of our annual and longer-term financial and operational results on behalf of our stockholders.

AUDIT COMMITTEE REPORT

        The Audit Committee has reviewed the quality and integrity of the Company's audited consolidated financial statements, its compliance with legal and regulatory requirements, the qualification and independence of its independent accountants, the performance of its independent accountants and significant financial matters. The Audit Committee has also discussed such financial statements with management and with KPMG LLP, the Company's independent auditors during the 2004 fiscal year. The Audit Committee has discussed with KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards AU §380).

        The Audit Committee received from KPMG LLP the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG LLP that firm's independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and be filed with the SEC.

Submitted by the Audit Committee
of the Board of Directors

    Neele E. Stearns, Jr. (Chairperson)
    William J. Devers, Jr.
    John F. Sandner
    June E. Drewry

REGISTERED INDEPENDENT PUBLIC ACCOUNTANT'S FEES

Audit and Non-Audit Fees

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for the year ended December 31, 2004, and December 31, 2003 and fees billed for other services rendered by KPMG LLP during those periods.

	Fiscal 2004	Fiscal 2003
Audit Fees (1)	$219,000	$183,000
Audit-Related Fees (2)	158,776	133,707
Tax Fees (3)	33,268	127,891

Total	$377,776	$444,598

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or the review of the Company's consolidated financial statements and are not reported under "Audit Fees." In 2004 these amounts included reviews of the opening balance sheets of Webridge, Inc. and bTrade Inc. ("bTrade"). It also includes worked performed in connection with the registration of shares issued in connection with the bTrade acquisition

(3)
Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

        The Audit Committee has determined that the independent auditors' provision of the non-audit services described above is compatible with maintaining the independent auditors' independence.

        The Audit Committee has adopted policies and procedures for the pre-approval of the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. All annual recurring audit fees require specific approval by the Audit Committee prior to the work commencing. All non-audit services which involve more than $5,000 in fees require specific approval by the Audit Committee prior to the work commencing. The Audit Committee has given general pre-approval for certain specifically defined services provided by the independent auditor that involve less than $5,000.

RELATED PARTY TRANSACTIONS

Transactions With Executive Officers, Directors and Significant Shareholders

        The Company entered into a sublease agreement with Schwarz in the second quarter of 2004 for a share of a sporting venue skybox resulting in the total expense of $41,000 during fiscal year 2004. The Company received license fees totaling $175,000 for additional products licensed to Schwarz. Andrew J. McKenna, a director of the Company, is also the Chairman of the Board of Directors of Schwarz.

STOCK PRICE PERFORMANCE GRAPH

        The graph below shows the cumulative total shareholder return assuming an investment of $100 (and the reinvestment of any dividends, if any, thereafter) beginning on June 27, 2000, the first trading day of the Company's Common Stock and ending on December 31, 2004, the last trading day of fiscal year 2004, in each of the Company's Common Stock, the NASDAQ Composite Index, and the Standard and Poor's ("S&P") Computer Software and Services Index. The Company's Common Stock price performance shown in the following graph is not indicative of future stock price performance.

        The actual returns shown on the graph above are as follows:

		Value of Investment on
	Initial Investment on 6/27/00
		12/29/00	12/31/01	12/31/02	12/31/03	12/31/04
Click Commerce, Inc	$100.00	$118.44	$17.93	$2.29	$5.81	$16.07
NASDAQ Composite Index	100.00	64.02	50.54	34.61	51.91	$56.37
S&P Software & Services Index	100.00	62.65	63.43	44.77	54.70	$60.44

Annual Report Available Upon Request

        The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, is available without charge to each shareholder, on such shareholder's written request to Investor Relations at the Company's address indicated on the Notice of Annual Meeting of Shareholders on the first page of this Proxy Statement.

Incorporation by Reference

        The Report of the Compensation Committee of the Board of Directors on Executive Compensation, the Audit Committee Report (including reference to the independence of the members of the Audit Committee) and the Stock Price Performance Graph above are not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

Shareholder Proposals

        Shareholders may submit proposals for consideration at future annual shareholder meetings, including director nominations.

        Shareholder Proposals.    In order for a shareholder proposal or director nomination to be considered for inclusion in the Company's proxy statement and form of proxy for next year's annual meeting, the written proposal must be received by the Company no later than December 5, 2005, which is 120 days prior to the anniversary of the mailing date of this year's proxy statement. Such proposals or director nominations will need to comply with the SEC's regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials, must meet all other information and notice requirements contained in the Company's Bylaws and include any other information required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended for director nominations.

        Copy Of Bylaw Provisions.    Shareholders may contact Michael W. Nelson, Vice President, Chief Financial Officer and Treasurer at the Company's corporate headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

By order of the Board of Directors

Justin C. Dearborn Secretary
Date: April 7, 2005

APPENDIX A

SECOND AMENDED AND RESTATED
AUDIT COMMITTEE
CHARTER

I.     COMMITTEE PURPOSES

        The essential functions of the Audit Committee (the "Committee") in assisting the board of directors (the "Board") in fulfilling its oversight responsibilities are to review (a) the integrity of the Corporation's financial reporting process and financial information systems, the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that the Corporation's management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally; (b) the qualifications and appointment of the independent public accountants, including the scope of, and fees for, their audits; (c) any and all related party agreements and arrangements between the Corporation and its affiliates and any disputes that may arise thereunder; and the Corporation's compliance with legal and regulatory requirements. The Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

  •
  Provide an open avenue of communication among the independent accountants, the Corporation's financial and senior management, and the Board.

  •
  Review and appraise the fairness of related party transactions.

  •
  Assist Board oversight of the integrity of the Corporation's financial statements, the Corporation's compliance with legal and regulatory requirements, the independence and performance of the Corporation's independent accountants.

  •
  Prepare the audit report required by the Securities and Exchange Commission ("SEC") to be included in the Corporation's annual proxy statement.

II.    COMPOSITION

        The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an Independent Director, meeting the experience or other requirements specified from time to time by Section 10A(m)(3) of the Securities Exchange Act of 1934 ("Exchange Act"), the NASDAQ Stock Market for continued listing on the Nasdaq National Market and the rules and regulations of the SEC, and otherwise free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

        All members of the Committee shall be financially literate, which includes having a working familiarity with basic finance and accounting practices including the ability to read and understand fundamental financial statements, including the balance sheet, income statement and statement of cash flows.

        At least one member of the Committee shall be an audit committee financial expert. An audit committee financial expert is a person who has all of the following attributes: (a) an understanding of generally accepted accounting principles and financial statements, (b) an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation's financial statements, or experience actively supervising one or more persons engaged in such activities, (d) an understanding of internal controls and procedures for internal reporting, and (e) an understanding of audit committee functions. The foregoing attributes must be acquired through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

(2) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions; (3) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (4) other relevant experience. The chair of the Committee (the "Chair") is not required to be an audit committee financial expert.

        The Members of the Committee may not serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of any such member to effectively serve on the Committee.

        The Members of the Committee shall be appointed by the Board at the annual organizational meeting of the Board on the recommendation of the Governance Committee and shall serve until their successors shall be duly elected and qualified. Members of the Committee may be replaced by the Board of Directors.

III.  MEETINGS

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least quarterly with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend any meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.    RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1.
Review this Charter at least annually for adequacy and update its provisions, as conditions dictate.

2.
Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants, and recommend to the Board of Directors whether the audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

3.
Review the reports to the Corporation's management prepared by the Corporation's independent auditors and management's response to such reports.

4.
Review and discuss with the Corporation's financial management and the independent accountants any regular report to the Securities and Exchange Commission containing any report on the Corporation's financial statements, prior to its filing or prior to the release of earnings, including disclosures made in management's discussion and analysis. The Chair may represent the entire Committee for purposes of this review.

5.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including any changes in the Corporation's accounting policies, issues regarding the adequacy of the Corporation's internal control procedures and any procedures or practices adopted in response to any material control deficiencies.

Independent Accountants

6.
Retain and terminate the independent accountants, consider independence and effectiveness of the independent accountants, determine the fees and other compensation to be paid to the independent

2

  accountants and approve any non-audit services to be provided to the Corporation by the independent accountants.

7.
On an annual basis, obtain and review a report by the independent accountants describing the Corporation's internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the Corporation or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, in respect of any audit carried out by the Corporation, and any steps taken to deal with such issues and all relationships the independent accountants have with the Corporation.

8.
Recommend to the Board any action to take to ensure the independence of the independent accountants. The Committee is to advise the independent accountants that the independent accountants are ultimately accountable to the Board and the Committee, as representatives of the stockholders of the Corporation.

9.
Review, evaluate and report to the Board on the performance of the independent accountants, and when circumstances warrant, discharge the independent accountants.

10.
Periodically consult with the independent accountants out of the presence of the Corporation's management about internal controls and the completeness and accuracy of the financial statements.

11.
Review the independent accountants' audit plan, including scope, staffing, general audit approach, difficulties and management's response.

12.
Prior to the Corporation's release of its year-end earnings report, discuss the results of the audit with the independent accountants.

13.
Resolve any disagreements between the independent accountants and the management of the Corporation.

14.
Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law or the rules and regulations of the stock market or stock exchange on which the Corporation's securities trade.

Financial Reporting Process

15.
In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

16.
Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

17.
Review on a quarterly basis major issues and changes regarding accounting principles and financial statement presentation and major issues regarding the adequacy of internal controls, management and the independent accountants' analyses of critical accounting policies and significant financial reporting issues and judgments affecting financial statements, including analyses of the impact of alternative methods under generally accepted accounting principles, ramifications of the use of such alternative disclosures and treatments and the alternative treatment preferred or recommended by the independent auditor, the effect of regulatory and accounting initiatives and off-balance sheet structures and material written communications between the independent accountants and management, copies of which shall be provided to the Committee members.

18.
Review disclosures made to the Committee by the Corporation's chief executive officer and chief financial officer during their certification process of the Corporation's Annual Report on Form 10-K and Quarterly Report on Form 10-Q regarding significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or employees who have a significant role in the Corporation's internal controls.

3

Process Improvement

19.
Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in Corporation management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

20.
Discuss separately with each of management and the independent accountants the Corporation's annual audited financial statements and quarterly financial statements and the Corporation's disclosures under the management discussion and analysis section of the Corporation's public filings.

21.
Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

22.
Establish procedures for receiving, retaining and addressing complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

23.
Discuss earnings press releases, paying particular attention to any pro forma information or adjusted financial information that is not consistent with generally accepted accounting principles, as well as financial information and earnings guidance provided to analysts and rating agencies.

24.
Discuss policies with respect to risk assessment and risk management, including major exposures and the steps taken to monitor and control such exposures.

25.
Meet separately, at least quarterly, with management and the independent accountants.

26.
Set clear hiring policies for the hiring by the Corporation of employees or former employees of the independent accountants who participated in any capacity in the audit of the Corporation.

27.
Report regularly to the full Board.

28.
Perform an annual evaluation of the Committee.

Ethical and Legal Compliance

29.
Review and periodically update the Corporation's Code of Business Conduct and Ethics to ensure that it complies with the requirements established from time to time by the rules and regulations of the Exhange Act and as promulgated by the SEC and the rules of the NASDAQ Stock Market for continued listing on the Nasdaq National Market and confirm that the Corporation's management has established a system to monitor and enforce this Code.

30.
Confirm that the Corporation's management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

31.
Review activities, organizational structure, and qualifications of financial management.

32.
Review, with the Corporation's counsel, legal compliance matters.

33.
Review, with the Corporation's counsel, any legal matter that the Committee understands could have a significant impact on the Corporation's financial statements.

34.
Conduct or authorize investigations into matters within the Committee's scope of responsibilities. The Committee is authorized to retain, and determine funding for, independent counsel, accountants, or others to assist it in the conduct of any investigation.

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35.
Perform any other activities, consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Related Party Transactions

36.
Review for fairness to the Corporation and its subsidiaries, as applicable, and approve all proposed transactions or other arrangements between any affiliated or related party and either or both the Corporation and its subsidiaries.

37.
Annually review a summary of director and officer related party transactions and potential conflicts of interest.

38.
Review and make recommendations to the Board regarding any dispute between any affiliated or related party and either or both the Corporation and its subsidiaries.

Independent Director Compensation

39.
Prohibit any Independent Director and such director's non-employee family members from receiving from the Corporation any payments, including political contributions, in excess of $60,000 per year other than payments received for being a director. Such payments would include equity-based compensation and would not preclude an Independent Director from receiving a pension or other deferred compensation for past service, provided that such additional compensation is not contingent on continued service to the Corporation.

Limitation of Responsibility

40.
While the Audit Committee has the responsibilities and powers provided by this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Similarly, it is not the duty of the Committee to assure compliance with laws, regulations or any the Corporation's Code of Professional Conduct.

V.     INDEPENDENCE OF DIRECTORS

41.
For purposes of this Charter, a director is deemed to be an Independent Director according to the following requirements:

  •
  A director who is an employee, or was an employee, (including non-employee executive officers) of the Corporation, its subsidiaries, or any of its affiliates may not serve on the Committee until three years following termination of employment. "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

  •
  A director who is a partner, controlling shareholder, or executive officer of a for profit or not-for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years is not considered to be independent "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting, and other relationships. A director can have this relationship directly with the company, or the director can be a partner, officer, or employee of an organization that has such a relationship.

  •
  A director who is employed, or was employed during the preceding three years, as an executive of another corporation where any of the Corporation's executives serves, or served during the

5

      time such director was employed, on that corporation's compensation committee may not serve on the Committee.

    •
    A director who received, or whose non-employee family member received, from the Corporation, during the preceding three years, any payments, including political contributions, in excess of $60,000 during any such year other than payments received for being a director may not serve on the Committee.

    •
    A director who is a family member of an individual who is, or who was during the preceding three years was, an executive officer of the Corporation or any of its affiliates may not serve on the Committee.

    •
    A director who is an Affiliate of the Company may not serve on the Committee.

    •
    A director who is a former partner or employee of the Corporation's independent accountants who worked on the Corporation's audit may not serve on the Committee until three years following termination of employment from the independent accountants.

    •
    A director who owns or controls 20% or more of the Corporation's voting securities may not serve on the Committee.

    •
    A director who is determined not to be independent may serve on the Committee only if the Board determines in its business judgment that it is in the best interests of the Corporation for such person to serve on the Committee and the relationship does not interfere with the director's exercise of independent judgment.

    •
    It is the intent of the Corporation that at all times the Corporation's definition of Independent Director complies with such definition under applicable SEC rules and regulations and the listing requirements of any stock exchange or stock market on which the Corporation's securities trade. Therefore, notwithstanding the foregoing, in the event that at any time or from time to time the SEC or any stock exchange or stock market on which the Corporation's securities trade amends the definition of Independent Director such that the Corporation's definition would no longer comply, then such definition shall automatically and without separate action of the Board be deemed to be so amended.

VI.   COMPENSATION

        A director who serves on the Committee may not receive any consulting, advisory or other fees from the Corporation other than director and committee fees.

VII. OTHER

        Annually prepare a report to stockholders for inclusion in the Corporation's annual proxy statement, as required by SEC regulations.

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APPENDIX B

CLICK COMMERCE, INC.

Governance Committee Charter

Purposes and Responsibilities

        The purposes and responsibilities of the Governance Committee (the "Committee") shall be to:

  •
  Establish, subject to approval by the full Board, criteria and personal qualifications to be used in making selections of candidates to the Board of Directors. Such criteria and qualifications may include business and financial experience and acumen, integrity, willingness to devote the necessary time and energy to fulfill the duties and responsibilities of a Director, independence and such other criteria and qualifications as the Committee determines to be appropriate under the circumstances. Such criteria shall also recognize the inability to remove Directors other than for "cause" due to limitations upon removal of a Director on a classified board under the Delaware General Corporation Law.

  •
  Review the composition of the full Board and recommend to the Board a slate of Directors for submission to the stockholders at the Annual Meeting.

  •
  Evaluate and recommend candidates for election to the Board and committees thereof, to fill vacancies and, in this connection, the Committee shall have the authority to engage (if determined to be necessary or appropriate) and terminate search firms to be used to identify Director candidates, including the authority to approve the search firm's fees and other retention terms.

  •
  Evaluate individuals recommended by stockholders to serve as Directors.

  •
  Review and report to the Board periodically (no less often than biannually) the Committee's recommendation on the compensation payable by the Company for service as a Director to ensure that the Company's practices in this regard remain competitive with those of other corporations of similar size and scope of operations.

  •
  Monitor developments in corporate governance and review and make recommendations to the Board with respect to the Company's Board practices and procedures.

  •
  Review and make recommendations to the Board concerning modifications to the organization and functioning of the Board and its committees and their effectiveness in the Company's corporate governance process.

  •
  Perform such other duties with regard to the size, composition and operation of the Board as may be requested by the Board or the Chairman of the Board.

  •
  Review with the Chairman of the Board the agenda and calendar for the full Board.

  •
  Review and report to the Board periodically (no less often than annually) the Committee's recommendation based upon its evaluation of the performance of the Board.

Structure

        The Committee shall consist of not less than three Directors, appointed by the Board to serve one-year terms. Each member shall be an "independent" Director as defined by the Board and shall be independent of management and free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. Directors who are affiliates of the Company or employees of the Company or any of its subsidiaries may not be members of the Committee. The Board shall annually appoint one of the Committee members as Chairman of the Committee.

Meetings, Reports and Procedures

        The Governance Committee shall ordinarily hold at least two regular meeting per year. The Committee may also hold special meetings, which shall be called by telephone or written notice by the Chairman of the Committee, the Secretary at the request of the Chairman or any two members acting without a meeting. A majority of all of the members of the Committee shall constitute a quorum for the transaction of business. Approval by a majority of the members. present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee shall keep a written record of its proceedings.

        In advance of every regular meeting, the Chairman of the Committee, with the assistance of the Secretary of the Company, shall prepare and distribute to the Committee members and others as deemed appropriate by the Chairman an agenda of matters to be addressed at the meeting. The Committee may require officers and employees of the Company to produce such information and reports, including reports to be provided annually or on other regular bases, as the Committee may deem appropriate.

        The Chairman of the Committee shall report to the Board at each meeting of the Board on the Committee's activities, if any, since the last Board meeting.

        The Committee shall have the authority to cause investigations to be made of such matters within the scope of the Committee's purposes and responsibilities as the Committee may deem appropriate. Such investigations may be made by the Company's employees or such other persons or firms as the Committee may direct.

        The Board shall annually appoint one of the Committee members as Chairman of the Committee. The Board shall each have the authority to remove members of the Committee with or without cause.

        The Committee, in its sole discretion, shall to the extent permitted by the By-laws of the Company and the Delaware General Corporation Law, have the authority to create and delegate to subcommittees the authority of the Committee to act with respect to specified matters.

        At least one member of the Committee shall currently or have previously held a position or had experience in corporate governance matters. A member who has held the position of chief executive officer, chairman of a publicly-held company or governance committee thereof shall be deemed to satisfy such qualification requirement.

        The Committee may adopt such additional procedures, consistent with this Charter, as the Committee deems necessary or appropriate.

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APPENDIX C

CLICK COMMERCE, INC.
EMPLOYEE STOCK PURCHASE PLAN

        1.     Purpose. Click Commerce, Inc., a Delaware corporation (the "Company"), hereby adopts the Click Commerce, Inc. Employee Stock Purchase Plan (the "Plan"). The purpose of the Plan is to provide an opportunity for the employees of the Company and any designated subsidiaries to purchase shares of common stock of the Company at a discount through voluntary automatic payroll deductions, thereby attracting, retaining, and rewarding such persons and strengthening the mutuality of interest between such persons and the Company's shareholders.

        2.     Shares Subject to Plan. An aggregate of 300,000 shares of common stock of Click Commerce, Inc. (the "Shares") may be sold pursuant to the Plan. Such Shares may be authorized but unissued common stock, treasury shares, or common stock purchased by the Company in the open market. The Committee may determine prior to each Offering Period (as defined in paragraph 8) to limit the number of Shares which may be offered with respect to that Offering Period and the manner of allocating the Shares among eligible employees. If there is any change in the outstanding shares of common stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, or other corporate reorganization in which the Company is the surviving corporation, the number of Shares available for sale shall be equitably adjusted by the Committee appointed to administer the Plan to give proper effect to such change.

        3.     Administration. The Plan shall be administered by a committee (the "Committee") which shall be the Compensation Committee of the Board of Directors, none of whom shall participate in the Plan and all of whom shall qualify as disinterested persons within the meaning of Securities and Exchange Commission Regulation § 240.16b-3 or any successor regulation. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board of Directors, no member of the Committee, and no employee of the Company shall be liable for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving his or her bad faith, gross negligence, or fraud, for any act or failure to act by the member or employee.

        4.     Eligibility. Regular employees of the Company, and of each qualified subsidiary of the Company which may be so designated by the Committee, shall be eligible to participate in the Plan, provided that the following employees shall not be eligible to participate in the Plan:

          (a)   employees whose customary employment is 20 hours or less per week;

          (b)   employees whose customary employment is for not more than 5 months per year;

          (c)   employees who have been employed by the Company or a qualified subsidiary for less than six months prior to an Enrollment Date; and

          (d)   employees who, as of the Enrollment Date, would own shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary (within the meaning of Section 424(e) or (f) of the Internal Revenue Code of 1986, as amended (the "Code")).

For purposes of this Plan, the term "employee" means any individual in an employee-employer relationship with the Company or a qualified subsidiary of the Company, but shall exclude (i) any independent contractor; (ii) any consultant; (iii) any individual performing services for the Company or a qualified subsidiary who has entered into an independent contractor or consultant agreement with the Company or a qualified subsidiary; and (iv) any "leased employee" as defined in Section 414(n) of the

Code. The term "qualified subsidiary" means any corporation or other entity that adopts the Plan with the Company's consent and in which a fifty percent (50%) or greater interest is, at the time, directly or indirectly owned by the Company or by one or more subsidiaries has adopted the Plan. Any qualified subsidiary may, be appropriate action of its board of directors, terminate its participation in the Plan. The Committee may, in its discretion, terminate a qualified subsidiary's participation in the Plan at any time.

        5.     Participation. An eligible employee may elect to participate in the Plan as of any "Enrollment Date." Enrollment Dates shall occur on the first day of an Offering Period (as defined in paragraph 8). Any such election shall be made by completing and forwarding an enrollment and payroll deduction authorization form to the Human Resources Department in accordance with rules established by the Committee prior to such Enrollment Date, authorizing payroll deductions in an amount not exceeding 10% of the employee gross pay for the payroll period to which the deduction applies. A participating employee may increase or decrease payroll deductions as of any subsequent Enrollment Date by completing and forwarding a revised payroll deduction authorization form to the Human Resources Department in accordance with rules established by the Committee; provided, that changes in payroll deductions shall not be permitted to the extent that they would result in total payroll deductions exceeding 10% of the employee's gross pay. An eligible employee may not initiate, increase, or decrease payroll deductions as of any date other than an Enrollment Date except by withdrawing from the Plan as provided in paragraph 7. A participant (i) who has elected to participate in the Plan pursuant to this paragraph 5 as of an Enrollment Date and (ii) who takes no action to change or revoke such election as of the next following Enrollment Date and/or as of any subsequent Enrollment Date shall be deemed to have made the same election, including the same payroll deduction authorization, for such next following and/or subsequent Enrollment Date(s) as was in effect immediately prior to any such Enrollment Date. For purposes of this Plan, the term "gross pay" means the gross amount of pay an employee would receive at each regular pay period date before any deduction for required federal or state tax withholding and any other amounts which may be withheld. Gross Pay specifically excludes any and all bonuses, commissions or any other form of compensation above and beyond an employee's salary. All contributions to the Plan will be through payroll deductions as specified above, and no direct contributions to the Plan will be permitted.

        6.     Payroll Deduction Accounts. The Company shall establish a "Payroll Deduction Account" for each participating employee, and shall credit all payroll deductions made on behalf of each employee pursuant to paragraph 5 to his or her Payroll Deduction Account. No interest shall be credited to any Payroll Deduction Account.

        7.     Withdrawals. An employee may withdraw from an Offering Period at any time by completing and forwarding a written notice to the Human Resources Department in accordance with rules established by the Committee. Upon receipt of such notice, payroll deductions on behalf of the employee shall be discontinued commencing with the immediately following payroll period. Amounts credited to the Payroll Deduction Account of any employee who withdraws shall remain in the account and be used to purchase Shares in accordance with paragraph 9 hereof, subject to the limitations in paragraph 8 hereof. An employee who withdraws from the Plan may not again be eligible to participate in the Plan until the second succeeding Enrollment Period following the date of such employee's notice of withdrawal.

        8.     Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first trading day on or after January 1 or July 1 of each year or such other date as the Committee shall determine, and continuing thereafter to the last trading day of the respective six-month period or until terminated in accordance with paragraph 17 hereof. "Trading day" shall mean a day on which the Nasdaq National Market System is open for trading. The Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings. The trading day or days designated by the Committee following the end of each Offering Period prior to the termination of the Plan shall constitute the purchase dates (the "Share Purchase Dates") on which each employee for whom a Payroll Deduction Account has been maintained

2

shall purchase the number of Shares determined under paragraph 9(a). Notwithstanding the foregoing, the Company shall not permit the exercise of any right to purchase Shares:

          (a)   to an employee who, immediately after the right is granted, would own shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary; or

          (b)   which would permit an employee's rights to purchase shares under this Plan, or under any other qualified employee stock purchase plan maintained by the Company or any subsidiary, to accrue at a rate in excess of $25,000 of the fair market value of such shares (determined at the time such rights are granted) for each calendar year in which the right is outstanding at any time.

For purposes of subparagraph (a), the provisions of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and the shares which an employee may purchase under outstanding rights or options shall be treated as shares owned by the employee.

        9.     Purchase of Shares.

          (a)   Subject to the limitations set forth in paragraphs 7 and 8, each employee participating in an offering shall have the right to purchase as many full Shares as may be purchased with the amounts credited to his or her Payroll Deduction Account as of the last day of the Offering Period immediately preceding the applicable Share Purchase Date (or such other date as the Committee shall determine) (the "Cutoff Date").

          (b)   The "Purchase Price" for Shares purchased under the Plan shall be not less than the lesser of an amount equal to 95% of the closing price of Common Shares (i) at the beginning of the Offering Period or (ii) on the Share Purchase Date. For these purposes, the closing price shall be as reported on the NASDAQ National Market System list as reported in the Wall Street Journal. The Committee shall have the authority to establish a different Purchase Price as long as any such Purchase Price complies with the provisions of Section 423 of the Code.

          (c)   On each Share Purchase Date, the amount credited to each participating employee's Payroll Deduction Account as of the immediately preceding Cutoff Date shall be applied to purchase as many full Shares as may be purchased with such amount at the applicable Purchase Price. Any amount remaining in an employee's Payroll Deduction Account as of the relevant Share Purchase Date in excess of the amount that may properly be applied to the purchase of Shares as a result of the application of the limitations set forth in paragraph 8 hereof shall be refunded to the employee as soon as practicable.

        10.   Brokerage Accounts or Plan Share Accounts. By enrolling in the Plan, each participating employee shall be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Committee. Alternatively, the Committee may provide for Plan share accounts for each participating employee to be established by the Company or by an outside entity selected by the Committee which is not a brokerage firm. Shares purchased by an employee pursuant to the Plan shall be held in the employee's brokerage or Plan share account ("Plan Share Account") in his or her name, or if the employee so indicates on his or her payroll deduction authorization form, in the employee's name jointly with a member of the employee's family or other beneficiary, with right of survivorship. An employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may request that such Shares be held in his or her name as tenant in common with a member of the employee's family or other beneficiary, without right of survivorship.

        11.   Rights as Shareholder. An employee shall have no rights as a shareholder with respect to Shares subject to any rights granted under this Plan until payment for such Shares has been completed at the close of business on the relevant Share Purchase Date. With respect to any Shares held in an employee's Plan Share Account, the Company or the custodian, as the case may be, shall, in accordance with procedures

3

adopted by the Company or the custodian, facilitate the employee's voting rights attributable thereto. All dividends attributable to any Shares held in an employee's Plan Share Account shall, in accordance with separate procedures to be adopted by the Company or the custodian and subject to any rights of withdrawal specified above, be held and will be used for the purchase of Shares on any Share Purchase Date at the applicable Purchase Price hereunder.

        12.   Certificates; Transfer Restrictions. Certificates for Shares purchased under the Plan will not be issued automatically. However, certificates for whole Shares purchased shall be issued as soon as practicable following an employee's written request. The Company may make a reasonable charge for the issuance of such certificates. Fractional interests in Shares shall be carried forward in an employee's Plan Share Account until they equal one whole Share or until the termination of the employee's participation in the Plan, in which event an amount in cash equal to the value of such fractional interest shall be paid to the employee in cash.

        13.   Termination of Employment. If a participating employee's employment is terminated for any reason, including death, or if an employee otherwise ceases to be eligible to participate in the Plan, payroll deductions on behalf of the employee shall be discontinued and any amounts then credited to the employee's Payroll Deduction Account shall be distributed to the employee (or the employee's beneficiary) as soon as practicable. A transfer of employment among the Company and any qualified subsidiary shall not be considered a termination of employment hereunder.

        14.   Rights Not Transferable. Rights granted under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during an employee's lifetime only by the employee.

        15.   Employment Rights. Neither participation in the Plan, nor the exercise of any right granted under the Plan, shall be made a condition of employment or of continued employment with the Company or any subsidiary. Participation in the Plan does not limit the right of the Company or any subsidiary to terminate a participating employee's employment at any time or give any right to an employee to remain employed by the Company or any subsidiary in any particular position or at any particular rate of remuneration.

        16.   Application of Funds. All funds received by the Company for Shares sold by the Company on any Share Purchase Date pursuant to this Plan may be used for any corporate purpose.

        17.   Amendments and Termination. The Board of Directors may amend the Plan at any time, provided that no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule. The Board of Directors may suspend the Plan or discontinue the Plan at any time. Upon termination of the Plan, all payroll deductions shall cease and all amounts then credited to the participating employees' Payroll Deduction Accounts shall be equitably applied to the purchase of full Shares then available for sale, and any remaining amounts shall be promptly refunded to the participating employees, without interest.

        18.   Applicable Laws. This Plan, and all rights granted hereunder, are intended to meet the requirements of an "employee stock purchase plan" under Section 423 of the Code, and the Plan shall be construed and interpreted to accomplish this intent. Sales of Shares under the Plan are subject to, and shall be accomplished only in accordance with, the requirements of all applicable securities and other laws. This Plan shall be governed by and construed in accordance with Delaware law.

        19.   Expenses. Except to the extent provided in paragraph 12, all expenses of administering the Plan, including expenses incurred in connection with the purchase of Shares for sale to participating employees, shall be borne by the Company and its subsidiaries.

        20.   Shareholder Approval. The Plan was adopted by the Board of Directors of the Company on April 8, 2005, subject to shareholder approval. The Plan and any action taken hereunder shall be null and void if shareholder approval is not obtained within the 12 months prior to the date the Board of Directors

4

adopts the Plan or at or before the annual meeting of shareholders next following the adoption of the Plan by the Board of Directors.

        21.   Equal Rights and Privileges. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Any provision of this Plan which is inconsistent with Code Section 423 shall, without further act or amendment by the Company, the Committee, or the Board of Directors of the Company, be reformed to comply with the requirements of Code Section 423. This paragraph 21 shall take precedence over all other provisions in this Plan.

5

Proxy—Click Commerce, Inc.

200 East Randolph Drive, 52nd Floor, Chicago, Illinois 60601
Proxy for Annual Meeting of Shareholders Solicited on Behalf of the Board of Directors

        The undersigned shareholder of Click Commerce, Inc., a Delaware corporation (the "Company"), hereby appoints MICHAEL W. FERRO, JR. and MICHAEL W. NELSON, or either of them, with full power of substitution in each of them, to attend the 2005 Annual Meeting of Shareholders of the Company (the "Meeting") to be held on May 5, 2005, at 11:30 A.M., Central Daylight Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

        The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director as described in the Proxy Statement, "for" the approval of the 2005 Employee Stock Purchase Plan and in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

[ClickCommerce Logo]

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors
1.	The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold
01 - Michael W. Ferro, Jr.	☐	☐
02 - Emmanuel A. Kampouris	☐	☐
01 - Samuel K. Skinner	☐	☐
01 - Neele E. Stearns, Jr.	☐	☐

B    Issue

The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain
2.	To approve the 2005 Employee Stock Purchase Plan.	☐	☐	☐
3.	Any other matters which may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

MARK THIS BOX WITH AN X IF YOU PLAN TO
ATTEND THE MEETING.                        ☐

C    Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Note: Please sign as name appears hereon. Joint owners should both sign. When signing as attorney, executor, administrator, guardian or officer, please give full title under signature. If this proxy is being submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

1 U P X                        H H H                        P P P P                        005369                                 +

QuickLinks

PROXY STATEMENT
BOARD STRUCTURE AND COMPENSATION
DIRECTOR COMPENSATION ARRANGEMENTS AND STOCK OWNERSHIP GUIDELINES
PROPOSAL NO. 1 ELECTION OF THREE CLASS II DIRECTORS & ONE CLASS III DIRECTOR
EXECUTIVE OFFICERS
PROPOSAL NO. 2 APPROVAL OF THE 2005 EMPLOYEE STOCK PURCHASE PLAN
SECURITY PRINCIPAL STOCKHOLDERS MANAGEMENT AND DIRECTORS
BENEFICIAL OWNERSHIP TABLE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants In Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Equity Compensation Plan Information
EMPLOYMENT ARRANGEMENTS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
RELATED PARTY TRANSACTIONS
STOCK PRICE PERFORMANCE GRAPH
  APPENDIX A
SECOND AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
  APPENDIX B
CLICK COMMERCE, INC. Governance Committee Charter
  APPENDIX C
CLICK COMMERCE, INC. EMPLOYEE STOCK PURCHASE PLAN